UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 29, 2005

                             VALLEY COMMERCE BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)

          California                   333-118883                 46-1981399
          ----------                   ----------                 ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

         200 South Court Street
           Visalia, California                            93291
----------------------------------------                  -----
(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (559) 922-9000


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

      On June 29, 2005, Bank of Visalia, the wholly-owned subsidiary of Valley Commerce Bancorp, filed a Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of California. The Certificate of Amendment requested that Article I of Bank of Visalia's Articles of Incorporation be amended to read as follows: "The name of the corporation is Valley Business Bank." The change in Bank of Visalia's name to Valley Business Bank had been previously approved by Valley Commerce Bancorp and by the State of California Department of Financial Institutions. As requested in the Certificate of Amendment, the Secretary of State made the filed amendment effective on July 5, 2005.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2005                      Valley Commerce Bancorp





                                         By: /s/Roy O. Estridge
                                             ------------------
                                                Roy O. Estridge
                                                Executive Vice President and
                                                Chief Financial Officer

















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